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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 28, 2001

                   HEALTHCOMP EVALUATION SERVICES CORPORATION
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             (Exact Name of Registrant as specified in its charter)


                                     NEVADA
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         (State or other jurisdiction of incorporation or organization)



                  0-28379                              88-0395372
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         (Commission File Number)       (I.R.S. Employer Identification Number)


                          2001 SIESTA DRIVE, SUITE 302
                            SARASOTA, FLORIDA 34239
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             (Address and zip code of principal executive offices)


                                  941-925-2625
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              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

         Effective March 1, 2001, John F. Thomas retired after five years' service as Healthcomp Evaluation Services Corporation's Chairman and Chief Executive Officer and as a director of the Company. The Company has retained Mr. Thomas in a consulting role with responsibility for furthering the development of our substance abuse TPA business. At the same time, Martin J. Clegg was elected as the Company's Chairman and Chief Executive Officer and continues as a director.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Letter to shareholders of the Company from Martin J. Clegg dated March 30, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCOMP EVALUATION SERVICES CORPORATION

By: /s/  Thomas M. Hartnett
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    Name:    Thomas M. Hartnett
    Title:   Executive Vice President

Date: March 28, 2001